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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration Nos. 2-85483, 33-02768, 33-11904, 33-37224, 33-46671, 333-10725, 333-41861,
          333-53383 and 333-78767) of ECC International Corp. and Subsidiaries of our report dated September 11, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




         PricewaterhouseCoopers LLP
         Orlando, Florida
         October 15, 2001